Exhibit 99.2
Tanger Factory Outlet Centers, Inc.

Supplemental Operating and Financial Data
September 30, 2013

Supplemental Operating and Financial Data for the
Quarter Ended 9/30/2013

Notice

For a more detailed discussion of the factors that affect our operating results, interested parties should review the Tanger Factory Outlet Centers, Inc. Annual Report on Form 10-K for the fiscal year ended December 31, 2012.

This Supplemental Operating and Financial Data is not an offer to sell or a solicitation to buy any securities of the Company. Any offers to sell or solicitations to buy any securities of the Company shall be made only by means of a prospectus.

Supplemental Operating and Financial Data for the
Quarter Ended 9/30/2013

Supplemental Operating and Financial Data for the
Quarter Ended 9/30/2013

Geographic Diversification

Consolidated Properties

As of September 30, 2013
State	# of Centers	GLA	% of GLA
South Carolina	5	1,576,888	14%
New York	2	1,471,715	13%
Pennsylvania	3	874,474	8%
Georgia	2	691,582	6%
Texas	2	619,729	5%
Delaware	1	568,975	5%
Alabama	1	557,014	5%
North Carolina	3	505,225	4%
New Jersey	1	489,762	4%
Tennessee	1	438,076	4%
Michigan	2	437,222	4%
Ohio	1	411,776	4%
Louisiana	1	318,666	3%
Missouri	1	302,922	3%
Utah	1	298,391	2%
Connecticut	1	289,898	2%
Iowa	1	277,230	2%
Oregon	1	270,212	2%
Illinois	1	250,439	2%
New Hampshire	1	245,698	2%
Florida	1	198,877	2%
Maryland	1	198,840	2%
California	1	171,300	1%
Maine	2	82,286	1%
Total	37	11,547,197	100%
Unconsolidated Joint Venture Properties

	# of Centers	GLA	Ownership %
Texas City, TX	1	347,930	50.00%
Glendale, AZ	1	331,739	58.00%
Wisconsin Dells, WI	1	265,086	50.00%
Bromont, QC	1	162,543	50.00%
Cookstown, ON	1	155,522	50.00%
Saint-Sauveur, QC	1	116,097	50.00%
Total	6	1,378,917

Supplemental Operating and Financial Data for the
Quarter Ended 9/30/2013

Property Summary - Occupancy at End of Each Period Shown

Consolidated properties
Location	Total GLA 9/30/13	% Occupied 9/30/13	% Occupied 6/30/13	% Occupied 3/31/13	% Occupied 12/31/12	% Occupied 9/30/12
Deer Park, NY	741,981	95%	N/A	N/A	N/A	N/A
Riverhead, NY	729,734	100%	99%	98%	100%	99%
Rehoboth Beach, DE	568,975	100%	97%	98%	100%	100%
Foley, AL	557,014	98%	95%	96%	97%	98%
Atlantic City, NJ	489,762	95%	94%	94%	96%	96%
San Marcos, TX	441,929	99%	99%	99%	100%	100%
Sevierville, TN	438,076	99%	99%	98%	100%	100%
Myrtle Beach Hwy 501, SC	425,247	100%	100%	99%	98%	99%
Jeffersonville, OH	411,776	100%	100%	99%	100%	100%
Myrtle Beach Hwy 17, SC	402,791	99%	99%	100%	100%	99%
Pittsburgh, PA	372,972	100%	100%	100%	100%	100%
Commerce II, GA	370,512	99%	99%	100%	100%	100%
Charleston, SC	365,107	100%	98%	97%	100%	99%
Howell, MI	324,652	99%	100%	98%	96%	96%
Locust Grove, GA	321,070	99%	100%	100%	100%	100%
Mebane, NC	318,910	100%	100%	100%	100%	100%
Gonzales, LA	318,666	100%	99%	99%	100%	100%
Branson, MO	302,922	100%	100%	100%	100%	99%
Park City, UT	298,391	99%	99%	100%	100%	100%
Westbrook, CT	289,898	99%	98%	98%	100%	99%
Williamsburg, IA	277,230	99%	99%	99%	100%	100%
Lincoln City, OR	270,212	99%	98%	98%	99%	98%
Lancaster, PA	254,002	100%	100%	100%	100%	100%
Tuscola, IL	250,439	95%	95%	94%	91%	91%
Hershey, PA	247,500	100%	100%	100%	100%	99%
Tilton, NH	245,698	100%	100%	100%	100%	100%
Hilton Head II, SC	206,544	100%	98%	97%	100%	100%
Fort Myers, FL	198,877	91%	88%	94%	94%	93%
Ocean City, MD	198,840	100%	97%	89%	93%	93%
Terrell, TX	177,800	99%	97%	97%	96%	94%
Hilton Head I, SC	177,199	99%	100%	100%	100%	100%
Barstow, CA	171,300	100%	95%	94%	100%	100%
West Branch, MI	112,570	98%	98%	95%	100%	100%
Blowing Rock, NC	104,154	100%	99%	99%	99%	97%
Nags Head, NC	82,161	100%	100%	100%	100%	100%
Kittery I, ME	57,667	100%	100%	100%	100%	100%
Kittery II, ME	24,619	100%	100%	100%	100%	100%
Total	11,547,197	99%	98%	98%	99%	99%

Supplemental Operating and Financial Data for the
Quarter Ended 9/30/2013

Unconsolidated joint venture properties
Location	Total GLA 9/30/13	% Occupied 9/30/13	% Occupied 6/30/13	% Occupied 3/31/13	% Occupied 12/31/12	% Occupied 9/30/12
Deer Park, NY (1)	741,981	N/A	94%	92%	93%	92%
Texas City, TX	347,930	100%	97%	97%	97%	N/A
Glendale, AZ	331,739	100%	97%	95%	94%	N/A
Wisconsin Dells, WI	265,086	100%	100%	100%	98%	98%
Bromont, QC	162,543	93%	92%	89%	89%	N/A
Cookstown, ON	155,522	95%	99%	97%	100%	100%
Saint-Sauveur, QC	116,097	100%	100%	100%	100%	N/A

(1)	The Company acquired a controlling interest in the Deer Park, NY center on August 30, 2013. The center is now reported above in the section labeled consolidated properties.

Supplemental Operating and Financial Data for the
Quarter Ended 9/30/2013

Portfolio Occupancy at End of Each Period (1)

(1)	Excludes unconsolidated outlet centers. See table on page 4.

(2)	Excludes the occupancy rate at our Hilton Head I, South Carolina center which opened during the first quarter of 2011 and had not yet stabilized.

Supplemental Operating and Financial Data for the
Quarter Ended 9/30/2013

Major Tenants (1)

Ten Largest Tenants as of September 30, 2013
Tenant	# of Stores	GLA	% of Total GLA
The Gap, Inc.	84	903,879	7.8%
Phillips-Van Heusen	131	690,947	6.0%
Dress Barn, Inc.	91	533,132	4.6%
Nike	37	392,570	3.4%
VF Outlet, Inc.	44	386,606	3.3%
Ann Taylor	47	321,229	2.8%
Adidas	44	320,843	2.8%
Polo Ralph Lauren	29	302,599	2.6%
Carter's	61	286,554	2.5%
Hanesbrands Direct, LLC	41	239,503	2.1%
Total of All Listed Above	609	4,377,862	37.9%

(1)	Excludes unconsolidated outlet centers. See table on page 4.

Supplemental Operating and Financial Data for the
Quarter Ended 9/30/2013

Lease Expirations as of September 30, 2013

(1)	Excludes unconsolidated outlet centers. See table on page 4.

Supplemental Operating and Financial Data for the
Quarter Ended 9/30/2013

Leasing Activity (1)

	3/31/2013	6/30/2013	9/30/2013	12/31/2013	Year to Date	Prior Year to Date
Re-tenanted Space:
Number of leases	90	28	36		154	130
Gross leasable area	293,535	92,258	124,562		510,355	439,862
New initial base rent per square foot	$26.97	$25.27	$30.92		$27.63	$29.09
Prior expiring base rent per square foot	$23.35	$21.32	$22.72		$22.83	$20.91
Percent increase	15.5%	18.5%	36.1%		21.0%	39.1%

New straight line base rent per square foot	$29.76	$27.76	$34.56		$30.57	$31.54
Prior straight line base rent per square foot	$22.52	$20.50	$22.68		$22.19	$20.49
Percent increase	32.2%	35.4%	52.4%		37.8%	53.9%

Renewed Space:
Number of leases	231	32	43		306	277
Gross leasable area	1,135,107	153,344	168,522		1,456,973	1,357,837
New initial base rent per square foot	$22.37	$21.85	$25.85		$22.72	$20.89
Prior expiring base rent per square foot	$19.99	$19.49	$23.81		$20.38	$19.06
Percent increase	11.9%	12.1%	8.6%		11.5%	9.6%

New straight line base rent per square foot	$23.17	$22.70	$27.38		$23.61	$21.56
Prior straight line base rent per square foot	$19.64	$18.54	$23.98		$20.03	$18.80
Percent increase	18.0%	22.4%	14.2%		17.9%	14.7%

Total Re-tenanted and Renewed Space:
Number of leases	321	60	79		460	407
Gross leasable area	1,428,642	245,602	293,084		1,967,328	1,797,699
New initial base rent per square foot	$23.32	$23.13	$28.00		$23.99	$22.89
Prior expiring base rent per square foot	$20.68	$20.18	$23.35		$21.02	$19.51
Percent increase	12.6%	14.7%	20.0%		14.2%	17.3%

New straight line base rent per square foot	$24.52	$24.60	$30.43		$25.42	$24.00
Prior straight line base rent per square foot	$20.23	$19.28	$23.43		$20.59	$19.22
Percent increase	21.2%	27.6%	29.9%		23.4%	24.9%

(1)	Excludes unconsolidated outlet centers. See table on page 4.

Supplemental Operating and Financial Data for the
Quarter Ended 9/30/2013

Consolidated Balance Sheets (dollars in thousands)

	9/30/2013	6/30/2013	3/31/2013	12/31/2012	9/30/2012
ASSETS
Rental property
Land	$230,417	$148,003	$148,002	$148,002	$148,002
Buildings, improvements and fixtures	2,004,882	1,821,404	1,802,160	1,796,042	1,793,963
Construction in progress	4,375	2,531	6,336	3,308	—
	2,239,674	1,971,938	1,956,498	1,947,352	1,941,965
Accumulated depreciation	(636,035)	(618,644)	(600,713)	(582,859)	(565,521)
Total rental property, net	1,603,639	1,353,294	1,355,785	1,364,493	1,376,444
Cash and cash equivalents	10,482	5,450	2,691	10,335	9,511
Investments in unconsolidated joint ventures	136,922	162,094	133,982	126,632	82,676
Deferred lease costs and other intangibles, net	171,702	98,993	102,786	107,415	111,883
Deferred debt origination costs, net	7,275	7,921	8,534	9,083	9,619
Prepaids and other assets	71,943	69,205	63,353	60,842	56,211
Total assets	$2,001,963	$1,696,957	$1,667,131	$1,678,800	$1,646,344
LIABILITIES AND EQUITY
Liabilities
Debt
Senior, unsecured notes, net of discounts	$548,247	$548,174	$548,103	$548,033	$547,964
Unsecured term loans, net of discounts	267,065	259,528	259,491	259,453	259,416
Mortgages payable, including premiums	251,533	104,237	105,346	107,745	108,672
Unsecured lines of credit	259,000	213,100	174,917	178,306	136,769
Total debt	1,325,845	1,125,039	1,087,857	1,093,537	1,052,821
Construction trade payables	5,272	5,595	7,744	7,084	10,525
Accounts payable & accruals	48,400	34,806	37,957	41,149	46,087
Deferred financing obligation	28,388	—	—	—	—
Other liabilities	33,101	21,223	22,134	23,155	23,816
Total liabilities	1,441,006	1,186,663	1,155,692	1,164,925	1,133,249
Commitments and contingencies
Equity
Tanger Factory Outlet Centers, Inc.
Common shares	945	944	944	941	939
Paid in capital	785,515	771,265	768,702	766,056	762,821
Accumulated distributions in excess of net income	(262,173)	(294,237)	(289,880)	(285,588)	(283,943)
Accumulated other comprehensive income	1,179	1,343	1,179	1,200	1,252
Equity attributable to Tanger Factory Outlet Centers, Inc.	525,466	479,315	480,945	482,609	481,069
Equity attributable to noncontrolling interests
Noncontrolling interests in Operating Partnership	28,615	24,100	24,184	24,432	25,218
Noncontrolling interest in other consolidated partnerships	6,876	6,879	6,310	6,834	6,808
Total equity	560,957	510,294	511,439	513,875	513,095
Total liabilities, noncontrolling interest and equity	$2,001,963	$1,696,957	$1,667,131	$1,678,800	$1,646,344

Supplemental Operating and Financial Data for the
Quarter Ended 9/30/2013

Consolidated Statements of Operations (dollars and shares in thousands)

		Three Months Ended				YTD
	9/30/13	6/30/13	3/31/13	12/31/12	9/30/12	9/30/13	9/30/12
REVENUES
Base rentals	$64,301	$61,046	$59,244	$59,769	$59,662	$184,591	$175,464
Percentage rentals	3,084	1,855	2,017	4,630	3,180	6,956	6,542
Expense reimbursements	27,414	25,824	25,306	27,333	24,908	78,544	73,777
Other income	3,104	2,290	2,122	3,204	2,733	7,516	6,278
Total revenues	97,903	91,015	88,689	94,936	90,483	277,607	262,061
EXPENSES
Property operating	29,863	28,821	28,135	29,481	27,614	86,819	81,679
General & administrative	9,754	9,914	9,572	9,715	9,018	29,240	27,737
Acquisition costs	532	252	179	117	—	963	—
Depreciation and amortization	24,223	22,172	22,288	23,436	24,809	68,683	75,247
Total expenses	64,372	61,159	60,174	62,749	61,441	185,705	184,663
Operating income	33,531	29,856	28,515	32,187	29,042	91,902	77,398
Interest expense	(12,367)	(12,583)	(12,876)	(12,752)	(12,317)	(37,826)	(37,062)
Gain on previously held interest in acquired joint venture	26,002	—	—	—	—	26,002	—
Income before equity in losses of unconsolidated joint ventures	47,166	17,273	15,639	19,435	16,725	80,078	40,336
Equity in earnings (losses) of unconsolidated joint ventures	9,014	503	590	(421)	(555)	10,107	(2,874)
Net income	56,180	17,776	16,229	19,014	16,170	90,185	37,462
Noncontrolling interests in Operating Partnership	(2,787)	(859)	(789)	(952)	(836)	(4,435)	(2,315)
Noncontrolling interests in other consolidated partnerships	(99)	(29)	(1)	(6)	(7)	(129)	25
Net income attributable to Tanger Factory Outlet Centers, Inc.	53,294	16,888	15,439	18,056	15,327	85,621	35,172
Allocation to participating securities	(609)	(231)	(194)	(208)	(209)	(932)	(576)
Net income available to common shareholders	$52,685	$16,657	$15,245	$17,848	$15,118	$84,689	$34,596
Basic earnings per common share
Net income	$0.56	$0.18	$0.16	$0.19	$0.16	$0.91	$0.38
Diluted earnings per common share
Net income	$0.56	$0.18	$0.16	$0.19	$0.16	$0.90	$0.37
Weighted average common shares
Basic	93,368	93,331	93,132	92,845	92,674	93,278	91,359
Diluted	94,300	94,207	94,043	93,807	93,647	94,210	92,302

Supplemental Operating and Financial Data for the
Quarter Ended 9/30/2013

FFO and FAD Analysis (dollars and shares in thousands)

		Three Months Ended				YTD
	9/30/13	6/30/13	3/31/13	12/31/12	9/30/12	9/30/13	9/30/12
Funds from operations:
Net income	$56,180	$17,776	$16,229	$19,014	$16,170	$90,185	$37,462
Adjusted for -
Depreciation and amortization uniquely significant to real estate - consolidated properties	23,888	21,867	22,043	23,217	24,532	67,798	74,543
Depreciation and amortization uniquely significant to real estate - unconsolidated joint ventures	2,861	3,431	3,173	2,996	1,641	9,465	5,109
Gain on previously held interest in acquired joint venture	(26,002)	—	—	—	—	(26,002)	—
Impairment charge - unconsolidated joint ventures	—	—	—	—	—	—	140
Funds from operations	56,927	43,074	41,445	45,227	42,343	141,446	117,254
FFO attributable to noncontrolling interests in other consolidated partnerships	(117)	(66)	(7)	(36)	(4)	(190)	10
Allocation to participating securities	(614)	(461)	(425)	(451)	(425)	(1,501)	(1,123)
Funds from operations available to common shareholders	$56,196	$42,547	$41,013	$44,740	$41,914	$139,755	$116,141
Funds from operations per share	$0.57	$0.43	$0.42	$0.45	$0.42	$1.41	$1.18
Funds available for distribution to common shareholders:
Funds from operations	$56,196	$42,547	$41,013	$44,740	$41,914	$139,755	$116,141
Adjusted for -
Corporate depreciation excluded above	335	305	245	219	276	885	704
Amortization of finance costs	594	598	603	591	576	1,795	1,722
Amortization of net debt discount (premium)	(254)	(252)	(261)	(254)	(253)	(767)	(753)
Amortization of share-based compensation	2,964	2,939	2,460	2,338	2,339	8,363	7,958
Straight line rent adjustment	(1,587)	(1,393)	(1,087)	(783)	(1,009)	(4,067)	(2,866)
Market rent adjustment	235	181	(27)	141	(59)	389	(489)
2nd generation tenant allowances	(4,435)	(5,442)	(1,885)	(5,901)	(1,297)	(11,762)	(10,013)
Capital improvements	(3,404)	(6,735)	(2,882)	(1,410)	(2,951)	(13,021)	(6,342)
Adjustments from unconsolidated joint ventures	(4,711)	(220)	(30)	17	257	(4,960)	503
Funds available for distribution	$45,933	$32,528	$38,149	$39,698	$39,793	$116,610	$106,565
Funds available for distribution per share	$0.46	$0.33	$0.39	$0.40	$0.40	$1.18	$1.08
Dividends paid per share	$0.225	$0.225	$0.210	$0.210	$0.210	$0.660	$0.620
FFO payout ratio	40%	53%	50%	47%	50%	47%	53%
FAD payout ratio	50%	70%	54%	53%	53%	56%	57%
Diluted weighted average common shs.	99,178	98,955	98,798	98,699	98,699	99,004	98,599

Supplemental Operating and Financial Data for the
Quarter Ended 9/30/2013

Unconsolidated Joint Venture Information (1)

The following table details certain information as of September 30, 2013, except for Net Operating Income ("NOI") which is for the nine months ended September 30, 2013, about various unconsolidated real estate joint ventures in which we have an ownership interest (dollars in millions):

Joint Venture	Center Location	Ownership %	Square Feet	Tanger's Share of Total Assets	Tanger's Share of NOI	Tanger's Share of Debt
Charlotte (2)	Charlotte, NC	50.0%	—	$6.0	$—	$—

Galveston/Houston	Texas City, TX	50.0%	347,930	41.04	3.6	32.5

National Harbor (2)	Washington D.C. Metro Area	50.0%	—	36.4	—	14.0

RioCan Canada (3)	Various	50.0%	434,162	96.2	3.2	9.5

Westgate	Glendale, AZ	58.0%	331,739	42.3	3.4	25.0

Wisconsin Dells	Wisconsin Dells, WI	50.0%	265,086	15.01	1.69	12.1

Other				0.2	—	—

Total				$237.2	$11.9	$93.1

(1)	Excludes the Deer Park Outlet Center, in which the Company acquired a controlling interest on August 30, 2013.

(2)	Center is currently under development.

(3)
Includes a 155,522 square foot center in Cookstown, Ontario that was acquired in December of 2011, a 162,543 square foot center in Bromont, Quebec and a 116,097 square foot center in Saint-Sauveur, Quebec, both of which were acquired in November of 2012, as well as investments related to the construction and development of an outlet center in Ottawa, Ontario and an expansion of the outlet center in Cookstown, Ontario, and due diligence costs for additional potential sites in Canada.

Supplemental Operating and Financial Data for the
Quarter Ended 9/30/2013

Unconsolidated Joint Venture Information
Summary Combined Balance Sheets (dollars in thousands)

	9/30/2013	6/30/2013	3/31/2013	12/31/2012	9/30/2012	Tanger's Share as of 9/30/13
Assets
Land	$49,184	$94,961	$95,748	$96,455	$64,321	$25,574
Buildings, improvements and fixtures	256,652	493,100	495,958	493,424	295,593	132,914
Construction in progress, including land	138,615	90,413	21,974	16,338	127,379	69,308
	444,451	678,474	613,680	606,217	487,293	227,796
Accumulated depreciation	(25,561)	(74,642)	(68,667)	(62,547)	(57,067)	(13,025)
Total rental property, net	418,890	603,832	545,013	543,670	430,226	214,771
Assets held for sale (1)	—	—	—	1,828	1,821	—
Cash and cash equivalents	13,727	16,511	20,531	21,879	10,778	7,178
Deferred lease costs, net	20,012	21,285	23,080	24,411	13,586	10,110
Deferred debt origination costs, net	1,970	4,025	4,399	5,213	5,773	1,027
Prepaids and other assets	8,167	26,181	24,900	25,350	21,396	4,137
Total assets	$462,766	$671,834	$617,923	$622,351	$483,580	$237,223

Liabilities & Owners' Equity
Mortgages payable	$179,212	$336,338	$329,262	$325,192	$288,978	$93,051
Construction trade payables	13,950	10,842	14,232	21,734	14,506	7,061
Accounts payable & other liabilities	6,253	14,830	16,726	31,944	26,125	3,236
Total liabilities	199,415	362,010	360,220	378,870	329,609	103,348
Owners' equity	263,351	309,824	257,703	243,481	153,971	133,875
Total liabilities & owners' equity	$462,766	$671,834	$617,923	$622,351	$483,580	$237,223

(1)	Assets related to our Deer Park Warehouse joint venture, which were sold in March 2013.

Supplemental Operating and Financial Data for the
Quarter Ended 9/30/2013

Unconsolidated Joint Venture Information
Summary Combined Statements of Operations (dollars in thousands)

	Three Months Ended					YTD
	9/30/13	6/30/13	3/31/13	12/31/12	9/30/12	9/30/13	9/30/12
Revenues	$29,013	$20,553	$21,395	$19,687	$11,985	$70,961	$35,249
Expenses
Property operating	7,808	8,546	9,140	9,183	5,521	25,440	15,495
General & administrative	629	166	148	205	365	962	765
Acquisition costs	19	53	421	733	—	474	704
Abandoned development costs	19	134	—	57	—	153	1,390
Impairment charge	—	—	—	—	—	—	420
Depreciation & amortization	6,232	7,584	7,384	6,723	4,283	21,200	13,191
Total expenses	14,707	16,483	17,093	16,901	10,169	48,229	31,965
Operating income	14,306	4,070	4,302	2,786	1,816	22,732	3,284
Gain on early extinguishment of debt	13,820	—	—	—	—	13,820	—
Interest expense	2,840	3,514	4,052	3,793	3,540	10,406	10,967
Net income (loss)	$25,286	$556	$250	$(1,007)	$(1,724)	$26,146	$(7,683)
Tanger's share of:
Total revenues less property operating and general & administrative expenses ("NOI")	$8,449	$5,334	$5,443	$4,326	$2,303	$19,217	$7,208
Net income (loss)	$9,014	$503	$590	$(421)	$(555)	$10,107	$(2,874)
Depreciation and impairments (real estate related)	$2,861	$3,431	$3,173	$2,996	$1,641	$9,465	$5,249

Supplemental Operating and Financial Data for the
Quarter Ended 9/30/2013

External Growth Pipeline Summary
Represents Tanger's expectations as of October 29, 2013

Project/Market	Approximate Size (000 SF)	Projected Total Cost (Millions)	Tanger Share	Projected Return	Projected Opening

UNITED STATES:
New development
National Harbor, Washington, D.C. metro area	340	$99 - $101	50%	9% - 10%	November 2013
Foxwoods, Mashantucket, CT (2)	314	$110 - $120	67%	(1)	2Q 2015
Charlotte, NC	400	$85 - $95	50%	(1)	3Q 2014
Columbus, OH	350	$75 - $85	50%	(1)	1H 2015
Scottsdale, AZ	220	$45 - $55	100%	(1)	1H 2015

Expansions
Park City, UT	21	$5.5 - $6.5	100%	9.5 - 10.5%	3Q 2014

CANADA:
New development
Kanata, ON (Ottawa)	303	$115 - $120	50%	8% - 9%	4Q 2014

Expansions
Cookstown, ON (N. Toronto)	153	$65 - $75	50%	5.5% - 6.5%	4Q 2014
Saint-Sauveur, QC (NW Montreal)	20	$5.5 - $6.5	50%	(1)	2H 2014

(1)	While actual returns for individual projects may vary, the company's current targeted stabilized return on cost for development projects is 9% - 11% in the US and 8% - 10% in Canada.
(2)
Based on capital contribution and distribution provisions in the joint venture agreement, we expect our economic interest in the venture's cash flow to be greater than indicated in the Tanger Share column, which in this case, states the company's legal interest in this venture. The company's economic interest may fluctuate based on a number of factors, including mortgage financing, partnership capital contributions and distributions, and proceeds from gains or losses of asset sales.

Company estimates, projections and judgments with respect to approximate size, projected total cost, Tanger share, projected return, and return on cost for development and expansion projects are subject to adjustment prior to and during the development process. There are risks inherent to real estate development, some of which are not under the direct control of the company. Please refer to the company's filings with the Securities and Exchange Commission on Form 10-K and Form 10-Q for a discussion of these risks.

Supplemental Operating and Financial Data for the
Quarter Ended 9/30/2013

Debt Outstanding Summary (dollars in thousands)

As of September 30, 2013
	Principal Balance	Stated Interest Rate	Effective Interest Rate	Maturity Date
Unsecured debt:
Unsecured lines of credit (1)	$259,000	Libor + 1.10%		11/10/2015
2015 Senior unsecured notes	250,000	6.15%		11/15/2015
2020 Senior unsecured notes	300,000	6.125%		6/1/2020
Unsecured term loan	250,000	Libor + 1.60%		2/23/2019
Unsecured term note	7,500	Libor + 1.30%		8/30/2017
Unsecured note	10,000	1.50%	3.153%	6/30/2016
Net debt discounts	(2,188)
Total unsecured debt	$1,074,312
Secured mortgage debt:
Atlantic City, NJ (including premium of $4,189) (2)	$53,337	5.14% - 7.65%	5.05%	11/15/2021 - 12/15/2026
Deer Park, NY (3) (net of discount of $1,583)	148,417	Libor + 1.50%		8/30/2018
Hershey, PA (including premium of $1,141) (2)	31,280	5.17% - 8.00%	3.40%	8/1/2015
Ocean City, MD (including premium of $216) (2)	18,499	5.24%	4.68%	1/6/2016
Total secured mortgage debt	$251,533
Tanger's share of unconsolidated JV debt:
Galveston/Houston (4)	$32,500	Libor + 1.50%		7/01/2017
National Harbor (5)	14,031	Libor + 1.65%		5/16/2016
RioCan Canada (including premium of $631) (6)	9,421	5.10% - 5.75%	3.93% - 4.18%	6/22/2015 - 5/10/2020
Westgate (7)	24,974	Libor + 1.75%		6/27/2015
Wisconsin Dells (8)	12,125	Libor + 2.25%		12/17/2022
Total Tanger's share of unconsolidated JV debt	$93,051

(1)
The Company has an unsecured, syndicated credit line with a borrowing capacity totaling $500.0 million and a separate cash management line of credit with a borrowing capacity of $20.0 million with one of the participants in the syndication. On October 24, 2013, both lines were amended, extending maturity to October 24, 2017 with the option to further extend the maturity for one additional year, reducing the stated interest rate to Libor + 1.00%, and reducing the facility fees, which are payable based on the full amount of the commitment, to 15 basis points annually from 17.5 basis points.

(2)	Represents mortgages assumed in the acquisitions of various properties owned by joint ventures which are consolidated for financial reporting purposes.

(3)
On August 30, 2013, as part of the acquisition of a controlling interest in Deer Park, we assumed an interest-only mortgage loan that has a 5 year term and carries an interest rate of LIBOR + 1.50%. In October 2013, we entered into interest rate swap agreements that fix the base LIBOR rate at an average of 1.30%, creating a contractual interest rate of 2.80%.

(4)
In July 2013, the joint venture closed on a $70.0 million mortgage loan with a rate of LIBOR + 1.50% and a maturity date of July 1, 2017, with the option to extend the maturity for one additional year. As of September 30, 2013, the balance on the loan was $65 million.

(5)
In May 2013, the joint venture closed on a construction loan with the ability to borrow up to $62.0 million, which carries an interest rate of LIBOR + 1.65%. As of September 30, 2013, the balance on the loan was $28.1 million.

(6)
Represents the mortgages assumed related to the acquisition of the Saint-Sauveur, Quebec property by the RioCan joint venture in November 2012. The mortgages have a balance of $17.5 million and carry a weighted average interest rate of 5.7% and mature in 2015 and 2020, respectively.

Supplemental Operating and Financial Data for the
Quarter Ended 9/30/2013

(7)
In June 2012, the joint venture closed on a construction loan with the ability to borrow up to $48.3 million, which carries an interest rate of LIBOR + 1.75%. As of September 30, 2013, the balance on the loan was $43.1 million.

(8)
In December 2012, the joint venture closed on the refinance of its $24.3 million mortgage loan which had an initial maturity date of December 17, 2012. The refinanced interest-only, non-recourse mortgage loan has a 10 year term and carries an interest rate of LIBOR + 2.25%.

Supplemental Operating and Financial Data for the
Quarter Ended 9/30/2013

Future Scheduled Principal Payments (dollars in thousands)

As of September 30, 2013
Year	Tanger Consolidated Payments	Tanger's Share of Unconsolidated JV Payments	Total Scheduled Payments
2013	$871	$82	$953
2014	3,603	337	3,940
2015 (1)	541,344	25,308	566,652
2016	30,283	15,184	45,467
2017	10,508	32,849	43,357
2018	153,183	370	153,553
2019	253,369	391	253,760
2020	303,567	5,774	309,341
2021	5,793	—	5,793
2022	4,436	12,125	16,561
2023 & thereafter	17,113		17,113
	$1,324,070	$92,420	$1,416,490
Net Premiums on Debt	1,775	631	2,406
	$1,325,845	$93,051	$1,418,896
Senior Unsecured Notes Financial Covenants (2)

As of September 30, 2013
	Required	Actual	Compliance
Total Consolidated Debt to Adjusted Total Assets	<60%	48%	Yes
Total Secured Debt to Adjusted Total Assets	<40%	9%	Yes
Total Unencumbered Assets to Unsecured Debt	>135%	187%	Yes
Consolidated Income Available for Debt Service to Annual Debt Service Charge	>1.5	4.70	Yes

(1)	Includes balances of $259.0 million outstanding under the company's unsecured lines of credit. These lines were amended on October 24, 2013, extending maturity to October 24, 2017.

(2)
For a complete listing of all Debt Covenants related to the Company's Senior Unsecured Notes, as well as definitions of the above terms, please refer to the Company's filings with the Securities and Exchange Commission.

Supplemental Operating and Financial Data for the
Quarter Ended 9/30/2013

Investor Information

Tanger Outlet Centers welcomes any questions or comments from shareholders, analysts, investment managers, media and prospective investors. Please address all inquiries to our Investor Relations Department.

Tanger Factory Outlet Centers, Inc.
Investor Relations
Phone:	(336) 834-6892
Fax:	(336) 297-0931
e-mail:	tangermail@tangeroutlet.com
Mail:	Tanger Factory Outlet Centers, Inc.
3200 Northline Avenue
Suite 360
Greensboro, NC 27408

Supplemental Operating and Financial Data for the
Quarter Ended 9/30/2013